Enduro Royalty Trust Investor Update February 2013 Exhibit 99.1

Forward-Looking Statements

•
risks associated with the drilling and operation of oil and natural gas wells;
•
the amount of future direct operating expenses and development expenses;
•
the effect of existing and future laws and regulatory actions;
•
the effect of changes in commodity prices or alternative fuel prices;
•
the impact of hedge contracts;
•
conditions in the capital markets;
•
competition from others in the energy industry;
•
uncertainty of estimates of oil and natural gas reserves and production;
•
uncertainty of unrisked reserves and nonproven reserve potential; and
•
cost inflation.
This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this presentation, including without limitation all statements regarding the financial position, business strategy, production and reserve growth, and other plans and objectives for the future operations of the Trust and Enduro are forward-looking statements. Such statements may be influenced by factors that could cause actual outcomes and results to differ materially from those projected. No assurance can be given that such expectations will prove to have been correct. The following important factors could affect the future results of the energy industry in general, and Enduro and the Trust in particular, and could cause actual results to differ materially from those expressed in such forward-looking statements:
You should not place undue reliance on these forward-looking statements. All forward-looking statements speak only as of the date of this presentation.  The information in this presentation is provided by the sponsor of the Trust, Enduro Resource Partners LLC.  More information about factors that potentially could affect the
Trust’s financial results is included in the Trust’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and any subsequent filings.

Enduro’s 2013 budget adds value

• 2013 capital budget is expected to have over a 30% IRR
• The capital budget is primarily oil
• The budget is expected to grow oil production by 6% while still distributing significant cash flow to unitholders
• These types of projects maintain a healthy trust for the future

Cumulative Distributions
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$0.31
$0.46
$0.60
$0.75
$0.90
$1.05
$1.20
$1.34
$1.49
$1.63
$1.77
$1.91
$2.07
$2.21
$2.34
November
December
January
February
March
April
May
June
July
August
September
October
November
December
January
2011
2012
Cumulative Distribution per Unit
Monthly Distribution per Unit

•
Since its IPO in November 2011, Enduro Royalty Trust’s cumulative distributions total $2.34, or an average of over $0.145 per month, 7% higher than S-1 estimates.
•
Enduro expects continued oil projects in the Permian to contribute to strong oil production in 2013.
Production outperformance has led to strong distributions

ENDURO
ROYALTY TRUST

Underlying Properties Oil Production (Bbls/D)
3,500
3,250
3,000
2,750
2,500
2,250
2,000
1,750
1,500
June-11
August-11
October-11
December-11
February-12
April-12
June-12
August-12
October-12
December-12

Enduro’s oil production has exceeded forecast 5 Actual Oil Production S-1 Oil Forecast

Underlying Properties Oil Base & Uplift
3,000
2,800
2,600
2,400
2,200
2,000
Bbls/D
Jan-13
Apr-13
Jul-13
Oct-13
Base PDP
Uplift - Drilling

Oil production is expected to continue to outperform

•
Through a combination of Permian Basin drilling projects in 2013, oil production is
expected to increase by 6% from the 4    quarter of 2012 to the 4    quarter of 2013
•
Permian Basin projects are what will continue to strengthen the oil base of Enduro
Royalty Trust for years to come
th
th

100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
-
75%
25%
Oil
Natural Gas

25,000,000
23,000,000
21,000,000
19,000,000
17,000,000
15,000,000
Permian
Total

6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
December 2012
January 2013
February 2013
March 2013

7

• Oil revenues represented 75% of the revenue
attributable to the Underlying Properties in 2012
• Continuing to invest in the oil base will yield long-term
benefits for the Trust
• 2013 capital is expected to be $22 - $24 million, focused
on projects in the Permian Basin ($18 - $19 million net to
the Trust’s 80% NPI)
• Certain oil projects began in December 2012, as
represented in the $3.25 million capital incurred for the
Underlying Properties announced in February 2013
• 2013 capital is concentrated in the 1  & 4    Quarters
2013 capital program focused on oil projects makes sense
2012 Revenues
2013 Capital Budget
December 2012 & Q1 2013 Capital
th st

High impact growth projects beginning in Q1 2013

•
Enduro has received proposals from several operators for projects that began in
Q1 2013
•
Significant projects during 2013 include Lost Tank and Harper Devonian field development
Project Description Operator Area
2013 Anticipated
Capital
Expenditure
($000's)
Expected
Net IP
(BOE/D)
Bootes 15 Fed Com 1H Drill & Complete Devon Permian - SE NM 825 $                          35
Lost Tank 4 Fed 22 Drill & Complete Occidental Permian - SE NM 2,050                          150
Lost Tank 4 Fed 23 Drill & Complete Occidental Permian - SE NM 2,300                          150
Lost Tank 3 Fed 26Y Drill & Complete Occidental Permian - SE NM 2,750                          150
Lost Tank 3 Fed 27 Drill & Complete Occidental Permian - SE NM 2,750                          150
Harper Devonian U 614 Drill & Complete Occidental Permian - West Texas 285                             15
Harper Devonian U 711 Drill & Complete Occidental Permian - West Texas 287                             15

ENDURO
ROYALTY TRUST

29
28
27
26
LOST TANK FIELD
7650
32
33
34
35
#4-20
#3-23
7750
5
4
3
2
#4-23
#4-22
#3-27
3-26Y
Spud 4th Qtr
2012
To be Drilled
4 Qtr 2013
7950
8
9
10
7850
11
12
T22S-R31E

History of Lost Tank Field
•
Lost Tank Field is a premier oil field in the southeastern New Mexico portion of the Permian
Basin
•
Enduro acquired the Lost Tank Field from a major in January 2011 at which time the field was producing 544 BOE/D net
•
Lost Tank is operated by Occidental Petroleum
•
The field has been productive from the Brushy Canyon and the Wolfcamp formations
•
Current production in the field is 750 BOE/D net to the Underlying Properties
•
The field has contributed $11 million of net profits during 2012 to the Underlying Properties
Enduro’s ownership is a 50% working
interest and appears in yellow

29
28
27
26
LOST TANK FIELD
32
33
34
35
5
4
3
2
1
#4-20
#3-23
#4-23
#4-22
#3-27
3-26Y
Spud 4th Qtr 2012
To be Drilled 4 Qtr 2013
8
9
10
11
12
T22S-R31E

Kansas
Missouri
Oklahoma
Arkansas
New Mexico
Mississippi
Texas
Louisiana

10

Royalty Trust Properties Lost Tank Field – Wolfcamp Development Plan 10

Development has been a big success at Lost Tank
•
There has been an ongoing program of drilling in the field
•
The Trust has benefited from this development
•
2010 and 2011 drilling activity focused on development of the Brushy Canyon member of the
Delaware formation
•
Drilled 20 wells in the field in 2010 for $24 million
•
Producing rate more than doubled to 1,100 BOE/D
•
Occidental is an aggressive and experienced operator

LOST TANK FIELD
(WOLFCAMP)
Two wells
IP 240 BOEPD
on average
Current Production
215 BOEPD
from 2 wells
#4-20
#3-23
350
300
250
200
150
100
50
0
4/1/2007
7/1/2007
10/1/2007
1/1/2008
4/1/2008
7/1/2008
10/1/2008
1/1/2009
4/1/2009
7/1/2009
10/1/2009
1/1/2010
4/1/2010
7/1/2010
10/1/2010
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012
7/1/2012
10/1/2012

Lost Tank production is starting to grow
•
Drilling activity is focused on continued development of the Wolfcamp formation
•
2 wells currently produce from the Wolfcamp making 215 BOE/D net
•
2 of the 4 wells will complete drilling in Q1 2013 at a total capital cost of $7.3 million net to the
Underlying Properties, which includes capital spent in December 2012
•
Single Wolfcamp wells in the area have exhibited initial producing rates of 235 BOE/D net to the Underlying Properties
•
Enduro is excited about this development

•
An additional 4 wells have been approved by Enduro for development of the Wolfcamp in 2013

2013 Development Plan Effects
•
Drilling 4 wells in Q1 and Q4 will cost an estimated $12.8 million
•
Drilled and completed 2 wells in Q4 2012 and Q1 2013 for $7.3 million net
•
Expected uplift to start in February 2013 at 300 to 350 BOE/D
•
Capital expenditures in Lost Tank will impact the Trust distribution
•
December 2012 by approximately $0.07 per unit
•
January 2013 by approximately $0.085 per unit
•
Expect the next 2 wells to be drilled in the 4   Quarter of 2013
•
Increased production in Lost Tank should have a long-lasting and positive impact on the distribution

th

HDU 710
HDU 1903
Horizontal well
BLK 44 T2S
T&P
Harper Devonian Unit
19
20
21
26
27
28
29
30
31
32
33
34
35
38
39
40
41
42
45
46
Kansas
Missouri
Oklahoma
Arkansas
New Mexico
Mississippi
Texas
Louisiana

Underlying Properties 14 Harper Devonian Unit Structure Top Devonian

HARPER DEVONIAN UNIT
(Production)
BOEPD
Growing Production
60
50
40
30
20
10
0
1/1/2011
4/1/2011
7/1/2011
10/1/2011
1/1/2012
4/1/2012
7/1/2012
10/1/2012

Harper Devonian Unit
•
Harper Devonian Unit is a legacy oil field in West Texas and Enduro owns an 8.3% working interest
•
Enduro acquired the unit from a major in January 2011 at which time the field was producing less than 10 BOE/D
•
Harper Devonian Unit is operated by Occidental Petroleum
•
The field has been increasing in production since Enduro acquired it
•
Current production in the field is 25 BOE/D net to the Underlying Properties

•
Drilling 2 new wells will cost an estimated $0.6 million
•
Drilled 1 well already for $0.2 million in January 2013
•
Expected uplift to start in February and March 2013 at 20 to 30 BOE/D net to the Underlying Properties
•
Enduro expects that there may be future potential in this field

Harper Devonian Unit 2013 Development Plan Effects

Summary

• 2013 capital budget is focused on oil
• Enduro expects 6% oil production growth in 2013 while still generating significant cash flow
• The combination of long life properties and development projects help to maintain the Trust’s distribution for the future
• Growing production bodes well for the Trust in 2014, 2015 and beyond